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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                        Date of report  October 20, 2004
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                       (Date of earliest reported event)


                                COTT CORPORATION
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             (Exact name of registrant as specified in its charter)


           CANADA                       000-19914                 None
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(State or other jurisdiction of     (Commission File        (I.R.S. Employer
incorporation or organization)           Number)         Identification Number)


                        207 Queen's Quay West, Suite 340
                            Toronto, Ontario M5J 1A7
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           (Address of principal executive offices)   (Postal Code)

                                 (416) 203-3898
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION

On October 20, 2004, Cott Corporation issued a press release announcing its financial results for the three and nine month periods ended October 2, 2004. This press release is furnished herewith as Exhibit 99.1 of this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  99.1  Press Release dated October 20, 2004 announcing the Company's earnings for the three and nine month periods ended October 2, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   COTT CORPORATION
                                                   (Registrant)


Date:  October 20, 2004                            /s/ Raymond P. Silcock
                                                   ----------------------
                                                   Raymond P. Silcock
                                                   Executive Vice President &
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

Number     Description
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 99.1      Press Release dated October 20, 2004 announcing the Company's earnings for the three and nine month periods ended October 2, 2004.



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